MAINSTAY GROUP OF FUNDS

MainStay Absolute Return Multi-Strategy Fund

MainStay High Yield Opportunities Fund

MainStay Unconstrained Bond Fund

MainStay Income Builder Fund

Supplement dated August 5, 2016 to the Summary Prospectuses and Prospectus dated February 29, 2016, as supplemented, and the Summary Prospectus and Prospectus for MainStay Absolute Return Multi-Strategy Fund dated June 18, 2015, as supplemented

The section entitled “Management” for each of the above listed Funds is hereby updated to reflect the following:

Effective August 6, 2016, Mr. Taylor Wagenseil will no longer serve as portfolio manager. From August 6, 2016 through August 2017, Mr. Wagenseil will provide non-discretionary advisory support to the Fund’s portfolio management team as a Senior Advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.